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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - JUNE 6, 1996
                       (Date of Earliest Event Reported)



                               HS Resources, Inc.
             (Exact name of registrant as specified in its charter)


                          Commission File No. 0-18886


         Delaware                                               94-3036864
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 (State of Incorporation)                                    (I.R.S. Employer
                                                             Identification No.)


One Maritime Plaza, 15th Floor, San Francisco, California      94111
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(Address of principal                                        (Zip Code)
executive offices)


Registrant's telephone number, including area code:  (415) 433-5795



                              Page 1 of ___ pages.
                       Exhibit index appears on page ___.
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Item 2.  Acquisition or Disposition of Assets.

         (a) and (b)

         On June 6, 1996, HS Resources, Inc., a Delaware corporation (the "Company"), completed a transaction (the "Basin Acquisition") pursuant to which the Company, through its wholly owned subsidiary, Orion Acquisition, Inc., a Delaware corporation ("Orion"), acquired certain Wattenberg Field assets owned by Basin Exploration, Inc., a Delaware corporation ("Basin").

         In addition, on June 17, 1996, at a special meeting of the Company's stockholders (the "Company Meeting"), such stockholders approved the issuance of up to 7,161,312 shares of the Company's common stock pursuant to the Agreement and Plan of Merger, dated as of February 25, 1996, and amended and restated as of April 29, 1996 (the "Merger Agreement"), by and between the Company, HSR Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Tide West Oil Company, a Delaware corporation ("Tide West"). Also, on June 17, 1996, at a special meeting of Tide West's stockholders (the "Tide West Meeting"), such stockholders approved the merger of Tide West with and into Merger Sub (the "Merger") and approved and adopted the Merger Agreement. Immediately following the Company Meeting and the Tide West Meeting, on June 17, 1996, the Company, Merger Sub and Tide West consummated the Merger.

         A description of the closing of each of the Basin Acquisition and the Merger is contained in the June 17, 1996 press release by the Company, attached hereto as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is incorporated herein by reference from Annex A to the Prospectus contained in Amendment No. 4 to the Company's Registration Statement on Form S-4 (Registration No. 333-01991), filed with the Securities and Exchange Commission (the "Commission") on May 16, 1996, and declared effective by the Commission on May 16, 1996
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(the "Registration Statement").  Descriptions of the Basin Acquisition and the
Merger, including additional responses to the information requested in this
Item 2, are contained in the Registration Statement, the text of which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

         The financial statements required by this item for each of Basin and Tide West are set out in the Registration Statement, the text of which is incorporated herein by reference.

         (b)     Pro Forma Financial Information.

         The pro forma information required by this item for each of the Basin Acquisition and the Merger is set forth in the Registration Statement, the text of which is incorporated herein by reference.

         (c)     Exhibits.

         2.1 Agreement for Purchase and Sale of Assets, dated as of February 24, 1996, by and among the Company, Orion and Basin (incorporated herein by reference to Exhibit 2.3 of the Company's Current Report on Form 8-K, dated February 24,
                 1996).

         2.2 Agreement and Plan of Merger, dated as of February 25, 1996, and amended and restated as of April 29, 1996, by and among the Company, Merger Sub and Tide West (incorporated herein by reference to Annex A to the Prospectus contained in Amendment No. 4 to the Registration Statement).

         *99.1   Press Release, dated June 17, 1996.

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* filed herewith





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HS RESOURCES, INC.



                                               By:  /s/ James M. Piccone
                                                  ----------------------------
                                                     James M. Piccone
                                                     Vice President




Dated: June 21, 1996





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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                           DESCRIPTION
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  2.1              Agreement for Purchase and Sale of Assets, dated as
                   of February 24, 1996, by and among the Company, Orion and Basin (incorporated herein by reference to Exhibit 2.3 of the Company's Current Report on Form 8-K, dated February 24, 1996).

  2.2 Agreement and Plan of Merger, dated as of February 25, 1996, and amended and restated as of April 29, 1996, by and among the Company, Merger Sub and Tide West (incorporated herein by reference to Exhibit A of the Company's Schedule 13D relating to shares of common stock of Tide West, dated March 4, 1996, as filed on March 6, 1996).

  *99.1            Press Release, dated June 17, 1996.

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* filed herewith





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